UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

The Boston Beer Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-14092	04-3284048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Design Center Place Suite 850
Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 368-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock. $0.01 par value	SAM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

2026 Annual Meeting of Stockholders

The Company held its 2026 Annual Meeting of Stockholders on May 27, 2026, at which quorums of 68.0% of Class A Stockholders and 100% of Class B Stockholders were present and acting throughout. The proposals submitted by the Board of Directors to the Stockholders for action and the results of the voting on each proposal are indicated below.

Item 1. The Class A Stockholders elected the following three (3) Class A Directors, each for a term of one (1) year ending at the completion of the 2027 Annual Meeting of Stockholders: Cynthia L. Swanson received 3,666,525 votes for and 2,026,950 votes withheld; Meghan V. Joyce received 2,168,383 votes for and 3,525,092 votes withheld; and Joseph H. Jordan received 3,119,558 votes for and 2,573,917 votes withheld. There were no broker non-votes in connection with the election of the Class A Directors.

Item 2. The Class A Stockholders considered, on an advisory basis, the following non-binding resolution relating to executive compensation:

“RESOLVED, that the compensation policies and procedures followed by Boston Beer and the Compensation Committee of Boston Beer’s Board of Directors and the level and mix of compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, are hereby determined to be appropriate and are accordingly approved on an advisory basis.”

The results of the advisory vote are as follows: 2,418,918 votes for; 3,250,742 votes against 23,785 abstentions, and no broker non-votes.

Item 3. C. James Koch, the sole holder of all of the Company’s outstanding shares of Class B Stock, voted all of such shares for the election of the following five (5) Class B Directors, each for a term of one (1) year ending at the completion of the 2027 Annual Meeting of Stockholders: Samuel A. Calagione, III, Cynthia A. Fisher, C. James Koch, Julio N. Nemeth, and Christopher I. “Biz” Stone. The Board of Directors and the Class B Stockholder also resolved to retain the Class B vacancy occasioned by Michael Spillane’s retirement. There were no broker non-votes in connection with the election of the Class B Directors.

Item 4. The Class B Stockholder ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 26, 2026.

No other matters came before the meeting.

Item 8.01 Other Events.

At a meeting held on May 28, 2026, the Board of Directors, acting on the recommendation of the Nominating/Governance Committee, appointed the following independent Directors to the respective committees of the Board:

Audit Committee: Cynthia, L. Swanson (Chair), Joseph H. Jordan, Meghan V. Joyce

Compensation Committee: Joseph H. Jordan (Chair), Julio N. Nemeth, Christopher I. “Biz” Stone, Cynthia L. Swanson

Nominating/Governance Committee: Meghan V. Joyce (Chair), Julio Nemeth, Christopher I. “Biz” Stone

On May 28, 2026, the non-employee members of the Board reappointed Julio N. Nemeth as the Board’s Lead Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc.

Date:	June 1, 2026	By:	/s/ Jim Koch
Name: C. James Koch Title: Founder, Brewer, President, CEO, and Chairman